UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 17, 2007
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION
ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On January 17, 2007, Hanover Capital Mortgage Holdings, Inc. (AMEX: HCM) announced the completion of the sale to Terwin Acquisition I, LLC (“Buyer”) of certain assets (“Assets”) of its wholly-owned subsidiary Hanover Capital Partners 2, Ltd. (“HCP”). The Buyer also assumed certain liabilities of HCP. The Assets sold were those utilized primarily by HCP as related to the business of providing due diligence services to the financial services industry and governmental agencies. As of the closing date, Hanover will no longer be in the business of providing such due diligence services.
The purchase price for the Assets was approximately $1.2 million, which is subject to further post-closing adjustments pursuant to the terms of the Agreement, while HCP retained all receivables and some minor assets of approximately $3.5 million. The purchase price was comprised of a Net Equity Amount, a Software Premium, and an Additional purchase price component, all as defined in the Agreement.
The transaction became effective on the Effective Date of January 12, 2007.
HCP will continue to utilize the name Hanover Capital Partners 2, Ltd., d/b/a Hanover Capital, and plans to continue to perform certain financial and technology and other services through this entity.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished in this section of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto, with respect to the Company’s results of operations only, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(b)    Pro-forma financial information
Certain unaudited pro-forma financial information concerning the sale of assets to Terwin Acquisition I, LLC is included as Exhibit 99.2 to the report and is incorporated by reference.
(c)     Exhibits.
99.1     Press Release, dated January 17, 2007.
99.2     Unaudited Pro-forma financial information.
[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

Date: January 22, 2007	By:	/s/ Harold F. McElraft

Harold F. McElraft, Chief Financial Officer and
Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release, dated January 17, 2007.

Exhibit 99.2	Unaudited Pro-forma financial information.